NEWS RELEASE OppFi Announces $0.25 Per Share Special Dividend 2025-03-25 CHICAGO--(BUSINESS WIRE)-- OppFi Inc. (NYSE: OPFI) (“OppFi” or the “Company”), a leading tech-enabled digital �nance platform that works with banks to provide �nancial products and services for everyday Americans, today announced that its Board of Directors (the “Board”) has declared a $0.25 per share special dividend to be payable on April 18, 2025 to holders of record of the Company’s Class A common stock as of the close of business on April 8, 2025. "We are proud to announce our second special dividend as a public company, which underscores our con�dence in our earnings potential. Our consistent outperformance enables us to reward stockholders with this dividend, in addition to paying o� our corporate debt earlier this month, while still maintaining �exibility to fund growth and pursue high ROI investments and M&A opportunities. OppFi is building the leading technology and servicing platform for products and services in the alternative �nancial services space. We look forward to reporting on our 2025 progress on our �rst-quarter earnings call in early May," said Todd Schwartz, Executive Chairman and Chief Executive O�cer of OppFi. In addition to the special dividend payable to Class A common stockholders, the Board approved a $0.25 per unit special distribution to holders of record of Class A common units of Opportunity Financial, LLC as of the close of business on April 8, 2025. Future declarations of dividends are subject to the determination and discretion of the Board. About OppFi OppFi (NYSE: OPFI) is a leading tech-enabled digital �nance platform that works with banks to provide �nancial 1 products and services for everyday Americans. Through a transparent and responsible platform, which includes financial inclusion and excellent customer experience, the Company supports consumers who are turned away by mainstream options to build better financial health. OppLoans by OppFi maintains a 4.5/5.0 star rating on Trustpilot with more than 4,900 reviews, making the Company one of the top consumer-rated financial platforms online. OppFi also holds a 35% equity interest in Bitty Holdings, LLC ("Bitty"), a credit access company that offers revenue-based financing and other working capital solutions to small businesses. For more information, please visit oppfi.com.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi's actual results may differ from its expectations, estimates, and projections, and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "possible," "continue," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, the payment of dividends, OppFi's expectations with respect to its future earnings, the future performance of OppFi's platform, and expectations for OppFi's growth and future financial performance. These forward-looking statements are based on OppFi's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of general economic conditions, including economic slowdowns, inflation, interest rate changes, recessions, and tightening of credit markets on OppFi's business; the impact of challenging macroeconomic and marketplace conditions; the impact of stimulus or other government programs; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi's bank partners will continue to lend in California and whether OppFi's financing sources will continue to finance the purchase of participation rights in loans originated by OppFi's bank partners in California; OppFi's ability to scale and grow the Bitty business; the impact that events involving financial institutions or the financial services industry generally, such as actual concerns or events involving liquidity, defaults, or non-performance, may have on OppFi's business; risks related to any material weakness in OppFi's internal controls over financial reporting; the ability of OppFi to grow and manage growth profitably and retain its key employees; risks related to new products; risks related to evaluating and potentially consummating acquisitions; concentration risk; risks related to OppFi's ability

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to comply with various covenants in its corporate and warehouse credit facilities; risks related to potential litigation; changes in applicable laws or regulations; the possibility that OppFi may be adversely a�ected by other economic, business, and/or competitive factors; risks related to management transitions; and other risks and uncertainties indicated from time to time in OppFi’s �lings with the United States Securities and Exchange Commission, in particular, contained in the section or sections captioned “Risk Factors.” OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to re�ect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Investor Relations: Mike Gallentine Head of Investor Relations mgallentine@opp�.com Media Relations: media@opp�.com Source: OppFi 3